Syntax ETF Trust

Syntax Stratified U.S. Total Market ETF (Ticker Symbol: SYUS)

(the “Fund”)

Supplement dated January 31, 2024 to the Fund’s currently effective
Prospectus (the “Prospectus”)

dated May 1, 2023

This supplement amends certain information in the Prospectus and should be read in conjunction with that document.

Effective immediately, the information under the sections titled “FEES AND EXPENSES OF THE FUND” and “Example” are deleted in their entirety and replaced with the following:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.75%
Distribution and service (12b-1) Fees[1]	None
Acquired Fund Fees and Expenses[2]	0.32%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.07%
Fee Waiver/Expense Reimbursement[3]	(0.72)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.35%

(1)	The Fund currently pays no 12b-1 fees.
(2)	The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies, including ETFs. The impact of Acquired Fund Fees and Expenses are included in the total returns of the Fund unless they are waived.
(3)	Pursuant to an Expense Limitation and Reimbursement Agreement (“Expense Agreement”), Syntax Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and absorb expenses until at least May 1, 2024, thereafter subject to annual re-approval by the Fund’s Board of Trustees, to ensure that Total Annual Fund Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (iv) expenses associated with shareholder meetings, (v) compensation and expenses of the Independent Trustees, (vi) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), (viii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (ix) extraordinary expenses of the Fund) do not exceed 0.35% (the “Expense Cap”). The Expense Agreement further provides that the Adviser will reimburse a portion of its management fees for the Fund in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in other series of the Trust or in funds advised or sub-advised by Vantage Consulting Group, Inc., the sub-adviser, as is defined below, through at least May 1, 2024. The Expense Agreement may be terminated only upon written agreement of the Trust and Adviser. Subject to approval by the Fund’s Board of Trustees, any waiver and/or reimbursement under the Expense Agreement is subject to repayment by the Fund within 36 months following the month in which fees are waived or reimbursed, if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (i) the expense cap in place at the time such amounts were waived or reimbursed; or (ii) the Fund’s current Expense Cap.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The dollar amounts shown below is reduced by the Adviser’s agreement to waive fees and/or reimburse fund expenses only in the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$269	$520	$1,241

The foregoing changes do not affect the fees and expenses of the Fund.

Please retain this Supplement for future reference.